NASDAQ: BOTJ Exhibit 99.1

FORWARD-LOOKING STATEMENTS This presentation contains statements that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words "believe," "estimate," "expect," "intend," "anticipate," "plan" and similar expressions and variations thereof identify certain of such forward-looking statements which speak only as of the dates on which they were made. Bank of the James Financial Group, Inc. (the "Company") undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. You are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those indicated in the forward-looking statements as a result of various factors. Such factors include, but are not limited to competition, general economic conditions, potential changes in interest rates, and changes in the value of real estate securing loans made by Bank of the James (the "Bank"), a subsidiary of Bank of the James Financial Group, Inc. Additional information concerning factors that could cause actual results to materially differ from those in the forward-looking statements is contained in the Company's filings with the Securities and Exchange Commission (“SEC”) available at the SEC’s Internet site (http://www.sec.gov).

Listed on NASDAQ: BOTJ Market Capitalization: ~ $69.9 million(1) MRQ Core EPS(2) – 6/30/2018 – $1.20 Key Balance Sheet Metrics at 6/30/2018: Assets - $656 million Gross Loans - $534 million Deposits - $596 million Equity - $53 million Our Company Formed in 1999 by a group of experienced bankers, former bankers, and community leaders to fill a void for a locally-focused institution that is not owned by a larger bank The Bank is a commercial banking franchise headquartered in Central Virginia; a region also referred to as “Region 2000” Operates 13 banking offices, three limited services offices, and two loan production offices in Virginia serving Altavista, Amherst, Appomattox, Bedford, Charlottesville, Forest, Harrisonburg, Lynchburg, Blacksburg, Madison Heights, and Roanoke. Strong Virginia Franchise Bank of the James’ mission is to be the pre-eminent financial institution in our markets through superior customer service. Key Details

OUR MARKETS Highlights Headquartered in Lynchburg, VA Locally known as Region 2000 Affluent market with significant employers Recently Expanded into Charlottesville, Harrisonburg, and Roanoke Combined market area has a population of almost 1 million residents Market area boasts a stable economic environment Major industries include: Higher Education: (UVA, JMU, Liberty U., etc.) Healthcare: Centra Health System Power Generation: AREVA, Babcock & Wilcox Financial Services: Genworth Financial/Pacific Life Lower cost of living, natural beauty, and high quality of life attracts retirees Source: SNL Financial LC; Microsoft MapPoint; Bank of the James Management; Region 2000 Partnership: Amherst, Appomattox, Bedford, and Campbell counties Banking Offices (13) Mortgage Only Offices (4) Roanoke Lynchburg Charlottesville Amherst Altavista Bedford Waynesboro Staunton Harrisonburg Region 2000

EXPERIENCED, YOUNG TEAM (1 of 2) Executive Headshot Previous Experience Age Years in Banking Years with BOTJ Robert Chapman President & CEO CEO, Bank of the James (2004) Co-founder, Bank of the James (1999) Current director First Lieutenant, US Army Virginia Military Institute Stonier Graduate School of Banking 56 34 19 Todd Scruggs CFO EVP - CFO, Bank of the James (1999) Co-founder, Bank of the James (1999) Current director Former FINRA licensed Rep., Crestar (1998) UVA McIntire School of Commerce USC Grad. School of Bank Inv. Mng. 50 19+ 19 Michael Syrek Chief Lending Officer Chief Lending Officer, Bank of the James (2011) Lynchburg President, SunTrust Bank SunTrust Commercial Team Leader Controller/CFO in various industries James Madison University 45 15 6 Chip Umberger Chief Credit Officer Chief Credit Officer, Bank of the James (2004) Manager, Sovran Bank (1990) Hamden-Sydney College VBA School of Bank Management 53 18 17

Executive Headshot Previous Experience Age Years in Banking Years with BOTJ Angelia Johnson EVP & Retail Branch Administrator Retail Division Leader, Bank of the James (2008) Manager, Wachovia Bank (1995-2000) MBA, Averett University Stonier Graduate School of Banking 56 21 12 Brandon Farmer Chief Operations Officer EVP and Senior Operations Officer (2008) Intern, Bank of the James in Organization Virginia Polytechnic and State University Stonier Graduate School of Banking 40 19 19 Brian Cash President, Bank of the James Mortgage President, Bank of the James Mortgage Division (2006) Mortgage Consumer Loan Officer, Bank of the James (2004) Lynchburg College Stonier Graduate School of Banking 39 14 14 EXPERIENCED, YOUNG TEAM (2 of 2)

Driving Shareholder Value with strong results $427M $493M Note: ROAE, ROAA EPS and Dividends Per Share data for the quarter ended June 30, 2018 Annualized. Profitable Growth Strong loan growth has helped drive the increase in the Company’s return on equity Loan growth has come from Lynchburg as well as recent expansion into Charlottesville and Harrisonburg The Company’s focus on improving fundamental performance has driven increased shareholder value The Company is focused on continuing to enhance shareholder value with the following goals: Growing loans by high single digit to low double-digit rates through prudent lending Targeting a double-digit ROAE Focusing on double-digit EPS growth 24.3% 58.9% $0.18 $11.21 35.8% 63.7% 136.0%

OPPORTUNITY For Continued STRONG ORGANIC GROWTH Highlights As the impact of the financial crisis waned in late 2011, the Company began to refocus on growth Hired Mike Syrek as CLO Developed expertise and platform to bank more sophisticated C&I relationships Hired additional talented bankers in Lynchburg Made key hires to expand into Charlottesville, Harrisonburg, Roanoke and most recently with a mortgage office in Blacksburg The Company has positioned itself as the bank of choice Opportunity to hire the best banking talent in the region Customer service and reputation accelerate business development Market disruption from recent mergers and branch sales further increases the ability to capitalize on talent and clients dislocated by this process The Company’s market area provides an opportunity for significant continued organic growth While bigger banks have historically dominated these markets, they are focused elsewhere – several branches have been closed by larger institutions in the last few months Significant opportunity to grow deposit market share – meaningful opportunity remains in Lynchburg Market area has approximately $20 billion in deposits Source: SNL Financial LC Note: Includes banks operating in Lynchburg, Charlottesville, Roanoke, and Harrisonburg Metropolitan Statistical Areas (MSAs); deposit market share data as of June 30, 2016

ATTRACTIVE POTENTIAL FOR STRATEGIC GROWTH Highlights There are several banks with under $500MM in assets operating in our target market area Many of these companies are struggling to adjust to the new business and regulatory environment for community banks Many management teams are older, looking for an opportunity to retire, and have no succession plan We will evaluate merger opportunities based on shareholder-focused metrics We believe that the Company is an attractive acquirer for the following reasons Track record of strong fundamental performance Focus on shareholder value Reputation and capabilities Experienced and energetic management team Established footprint Source: SNL Financial LC; Microsoft MapPoint Note: Map includes Lynchburg, Charlottesville, Roanoke, Staunton, Harrisonburg, and Blacksburg, Virginia Metropolitan Statistical Areas (MSAs) and Rockbridge County, VA Roanoke Lynchburg Charlottesville Staunton Harrisonburg Rockbridge County Blacksburg

STRONG BALANCE SHEET GROWTH Recent Balance Sheet Performance

Attractive Balance Sheet Mix Current Loan Portfolio Current Deposit Portfolio The Bank has a conservative loan book and is focused on profitable loan growth with manageable risk The Company has focused its recent efforts on expanding its C&I loan book The Company’s recent expansion into other markets will increase the geographic diversity in the Company’s portfolio The Bank has produced substantial loan growth in recent years The Bank has an attractive and stable core deposit base and intends to focus on a strong core deposit mix even with significant organic growth Close to 70% of the Bank’s deposits are non-time deposits The Company does not rely on wholesale deposits for funding purposes The Company’s MRQ cost of interest bearing liabilities was 0.61% for the quarter ended June 30, 2018

ASSET QUALITY Low Nonperforming Assets (2) Strong Loan Quality (1)

Strong, stable net interest margin Recent Net Interest Margin Performance

STRONG FINANCIAL PERFORMANCE Efficiency Ratio ROAA and ROAE Noninterest Expense / AA Noninterest Income / Average Assets

INVESTMENT CONSIDERATIONS Attractive Market Opportunity Affluent market area with steady growth opportunities Recent expansion into attractive Charlottesville, Harrisonburg, Roanoke and Blacksburg MSAs Big banks have lost focus on these markets Opportunity to attract dislocated customers and bankers Track Record of Strong, Disciplined Growth Experienced management team Strong, prudent loan growth from 2012 to present Robust margin, low cost of funds Attractive funding mix Healthy revenue stream with growing earnings Common equity raise to retire holding company notes and reduce interest expense Focus on Creating Shareholder Value Track record of creating shareholder value as illustrated by growth in tangible book value per share, earnings per share, dividends, and stock price Focus on achieving double-digit loan growth, EPS growth, and ROAE going forward. Earnings Per Share Growth Strong TBV Per Share Growth

NASDAQ: BOTJ